SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014

Well Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53985	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Katy Freeway-Suite #910 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 973-5738

____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2014, we entered into a Consulting Agreement with each of Cristian Neagoe and Dan Patience. The terms of agreements are set forth below for each executive officer.

Pursuant to the terms and conditions of the Consulting Agreement with Cristian Neagoe:

▪	The term of Mr. Neagoe’s agreement shall be for one year, and he may only be terminated with one month’s written notice;
▪	Mr. Neagoe shall serve as CEO, Director and Petroleum Engineer of our company; and
▪	Mr. Neagoe shall receive $3,000 per month and an option to purchase 2,000,000 shares of our common stock under our newly created 2014 Stock Incentive Plan at an exercise price of $0.70 per share.

Pursuant to the terms and conditions of the Consulting Agreement with Dan Patience:

▪	The term of Mr. Patience’s agreement shall be for one year, and he may only be terminated with one month’s written notice;
▪	Mr. Patience shall serve as President, CFO, Secretary and Treasurer of our company; and
▪	Mr. Patience shall receive $3,000 per month and an option to purchase 2,000,000 shares of our common stock under our newly created 2014 Stock Incentive Plan at an exercise price of $0.70 per share.

The foregoing description of the Consulting Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Consulting Agreements filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On March 14, 2014, we adopted our 2014 Incentive Plan (the “Plan”). The Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, stock units, performance shares and performance units to our employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, restricted stock, and other benefits. The Plan provides for the issuance of up to 10,000,000 shares of our common stock.

On March 14, 2014, we granted options to our management as provided in their Consulting Agreements under the Plan. Mr. Neagoe was awarded an option to purchase 2,000,000 shares of our common stock and Mr. Patience was also awarded an option to purchase 2,000,000 shares of our common stock. The options are exercisable at $0.70 per share.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 and 3.02 is incorporated into this Item 5.02 by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Consulting Agreement with Cristian Neagoe, dated March 14, 2014
10.2	Consulting Agreement with Dan Patience, dated March 14, 2014
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Well Power, Inc.

/s/ Dan Patience

Dan Patience

President

Date: March 19, 20014

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